Exhibit 99

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West Houston
Master-Planned Community Site

September 2003

[LOGO]

Community Development at Rouse

Core Business and Growth Strategy

Community development is a core line of business and growth strategy for Rouse.

•                  40 years in the business

•                  Over $250 million in annual revenue; 20% of Rouse total

•                  Projects total approximately 50,000 acres and will be home to over 300,000 residents

•                  Consistent financial results

•                  Appreciation of remaining inventory

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Full-Service Community Developer

Rouse is a full-service community developer with an array of in-house resources:

•                  Asset management

•                  Entitlement expertise

•                  Finance

•                  Human resources

•                  Land accounting

•                  Land and vertical development

•                  Land planning

•                  Land sales

•                  Leasing

•                  Legal

•                  Market research

•                  National builder and developer relationships

•                  Tax

Marketing with National Exposure

Rouse markets itself and its projects nationally, generating substantial exposure.

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2003 International Shopping Center Convention / Las Vegas, Nevada

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2001 Annual Report

Longevity and Diversity

Rouse’s longevity and geographic diversity will bring expanded builder, developer and retailer relationships to West Houston.

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Active Builders, Developers and Retailers

•                  Abrams Development Group

•                  Allan Homes

•                  Baxley Development

•                  Beazer Homes

•                  Christianson

•                  Churchill Development Corp.

•                  Columbia Builders

•                  Corporate Office Properties

•                  Corrigan Investments

•                  Craftmark Homes

•                  Creaney & Smith

•                  Douglas Homes

•                  Fazion

•                  Goodier Builders

•                  Greystone Homes (Lennar)

•                  Hines

•                  Hovnanian

•                  KB Home

•                  Kimball Hill Homes

•                  Kimco Realty

•                  Liberty Property Trust

•                  Mannekin

•                  Miller & Smith

•                  National retail & restaurant chains

•                  Nu-Homes, Inc.

•                  Patriot Homes (Lennar)

•                  Pulte Homes

•                  R/S Development

•                  Richmond American

•                  RMJ

•                  Ryland Homes

•                  Shelter Development

•                  Sunrise Colony Company

•                  Toll Brothers

•                  Troutman Company

•                  Westmark Homes

•                  William Lyon Homes

•                  Williamsburg Group

•                  Woodside Homes

Land, Inventory and Price Management

Rouse brings expertise in land production and inventory management.

•                  Analogous to manufacturing and “just in time” inventory system

•                  Infrastructure cost management  / Minimize unsold Rouse inventory

•                  Limit developed lots in builders’ hands

•                  Frequent re-pricing of land to builders

•                  Participation

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Retail and Office / Developer and Manager

Rouse is a full-service retail and office developer/manager.

•                  Regional malls

•                  Power centers

•                  Community centers

•                  Village centers

•                  Urban office

•                  Suburban office

•                  Mixed-Use

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West Houston Baseline Characteristics

Houston’s Economic Vitality

•                  Houston is the eighth largest metro area in the nation with a population of 4.7 million.

•                  Between 1990-2000, Houston grew by 938,000 people. Only five metro areas exceeded Houston’s growth during this same time period.

•                  Houston’s economy is robust and diverse having added ~60,000 jobs annually in recent years.

•                  Significant gains have been made in technology, medical, and port activities, as well as in the traditional mainstay — energy exploration and development.

Total Residential Building Permits by Year
1992 - 2002  / Houston

[CHART]

West Houston Affluence

Higher-income households are more heavily concentrated in west and northwest sections of the metropolitan area.  West Houston is located in the path of this affluent-growth pattern which already extends beyond the site to the north and south.  Higher incomes support higher home prices which generate higher margins.

Master-planned communities in Houston historically have achieved high-market share.

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The map shows one dot for each household earning $150,000+ in 2000, plotted by block group per U.S. Census

Market Context

Demographic Data
5 and 10 Mile Rings / West Houston Site

	5 Miles	10 Miles

Population	27,000	290,700

Average Household Income	$95,800	$78,900

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Access & Nearby Development

The commuter rail and toll road projects which are under discussion will provide enhanced access to downtown Houston.

Several active subdivisions are adjacent to the property and have aggregate, annual new-home sales in the 1,000 unit range.

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West Houston Predevelopment Milestones

Environmental Assessment

Environmental assessment confirmed absence of development constraints.

•                  Generally open, attractive, undisturbed land with high development capacity

•                  Minimal oil/gas drilling, surface/subsurface impacts

•                  Minimal farming/ranching impact

•                  Phase I environmental assessment revealed no species, cultural or historical impacts

•                  Wetlands delineation consistent with development capacity

Confirmed Surface Waivers / Drill Sites

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Fry Road Agreements

Rouse has negotiated, executed and funded development agreements.

•                  Confirms four-lane Fry Road from U.S. 290 south to existing high school

•                  Borders West Houston property for two miles

•                  Approved by Harris County Court of Commissioners March, 2003

•                  Funded by the county, five landowners and Rouse

•                  February, 2005 target completion date

Grand Parkway Agreement

Confirmed and executed Grand Parkway alignment, interchange locations and right-of-way donation agreement

•                  Confirms right-of-way alignment

•                  Assumes four lane minimum

•                  Rouse contribution limited to right of way donation

•                  Assumes grade separated interchange mid-property

•                  Gives right to construct frontage roads at Rouse’s option

•                  Possible second interchange at southern edge of property

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West Houston Predevelopment Milestones

Planning

Assembled Predevelopment / Master-Planning Team

•                  Engineering

•                  Planning

•                  MUD’s / RUD’s

•                  Wetlands

•                  Environmental/limited remediation

Confirmed Land Capacity

•                  15,000 - 20,000+ Residential-unit capacity (market dependent)

•                  800 - 1,200 Commercial acres

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